SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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☒    Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-12

Corio, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 17, 2003

TO THE STOCKHOLDERS OF CORIO, INC.:

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders of Corio, Inc. (“Corio”), which will be held at Corio’s offices at 959 Skyway Road, Suite 100, San Carlos, California on February 12, 2003, at 10:00 a.m. local time.

The purpose of the meeting is to approve a series of amendments to Corio’s amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, at a ratio of no less than one-for-two and no greater than one-for-ten, as determined by our board of directors. Only the amended and restated certificate of incorporation corresponding to the reverse split ratio determined by our board of directors will ultimately be filed with the Secretary of State of the State of Delaware to effect the reverse stock split.

It is important that your shares be represented and voted at the meeting. You may vote your shares by marking, signing, dating and returning the enclosed proxy card as promptly as possible in the postage prepaid envelope provided.

You may also vote in person at the meeting. If your shares are not registered in your own name and you plan to attend the meeting and vote your shares in person, you will need to ask the broker, trust company, bank or other nominee that holds your shares to provide you with evidence of your share ownership and bring that evidence to the meeting.

On behalf of the board of directors of Corio, I would like to express our appreciation for your continued interest in Corio.

We look forward to seeing you at the Special Meeting.

Sincerely,

George Kadifa
President and Chief Executive Officer

CORIO, INC.
959 SKYWAY ROAD, SUITE 100
SAN CARLOS, CALIFORNIA 94070
(650) 232-3000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 12, 2003

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Corio, Inc., a Delaware corporation, will be held on Wednesday, February 12, 2003 at 10:00 a.m., local time, at Corio’s offices at 959 Skyway Road, Suite 100, San Carlos, California 94070, for the following purposes:

1.
To approve a series of amendments to Corio’s amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, whereby each outstanding 2, 3, 4, 5, 6, 7, 8, 9 or 10 shares would be combined and converted into one share of common stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all such amendments as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by our board of directors.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing matter is more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on January 13, 2003 are entitled to vote at the Special Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely,
John Whittle
Secretary

San Carlos, California
January 17, 2003

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

CORIO, INC.	PROXY STATEMENT

CORIO, INC.

PROXY STATEMENT FOR THE
2003 SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

The board of directors of Corio, Inc. is soliciting proxies for the 2003 Special Meeting of Stockholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Our board of directors has set January 13, 2003 as the record date for the meeting. Stockholders who owned our common stock at the close of business on January 13, 2003 are entitled to vote at and attend the meeting, with each share entitled to one vote. There were 56,591,878 shares of our common stock outstanding on the record date. On the record date, the closing sale price of our common stock on The Nasdaq National Stock Market was $0.66 per share.

This proxy statement is being mailed on or about January 17, 2003 to stockholders entitled to vote at the meeting.

In this proxy statement:

•	“We,” “our,” “us” and “Corio” mean Corio, Inc.

•	If you hold shares in “street name,” it means that your shares are held in an account at a brokerage firm and the stock certificates and record ownership are not in your name.

•	“NYSE” means the New York Stock Exchange.

•	“SEC” means the Securities and Exchange Commission.

“Beneficial ownership” of stock is defined under various SEC rules in different ways for different purposes, but it generally means that, although you (or the person or entity in question) do not hold the shares of record in your name, you do have investment or voting control (and/or an economic or “pecuniary” interest) in the shares through an agreement, relationship or the like.

QUESTIONS AND ANSWERS

Although we encourage you to read the enclosed proxy statement in its entirety, we include this Question and Answer section to provide some background information and brief answers to several questions you might have about the enclosed proposal.

Q.    When and where is the Special Meeting of Stockholders?

A.    The Special Meeting of Stockholders is being held on Wednesday, February 12, 2003 at 10:00 a.m., local time, at our headquarters, located 959 Skyway Road, Suite 100, San Carlos, California 94070.

CORIO, INC.	PROXY STATEMENT

Q.    Why am I receiving this proxy statement?

A.    This proxy statement describes the proposal on which we would like you, as a stockholder, to vote. It also gives you information on this issue so that you can make an informed decision.

Q.    What proposal am I being asked to consider at the upcoming Special Meeting of Stockholders?

A.    We are seeking approval of one proposal: the approval of a series of amendments and restatements of our certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, whereby each outstanding 2, 3, 4, 5, 6, 7, 8, 9 or 10 shares would be combined and converted into one share of common stock, with the effectiveness of one of such amendments and the abandonment of the other amendment, or the abandonment of all such amendments as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by our board of directors. Approval of the proposal would give the board of directors discretionary authority to implement the reverse stock split. If implemented by the board of directors, the reverse stock split would be effected by reducing the number of outstanding shares of common stock by the reverse stock split ratio to be determined by the board of directors, as described above.

We will also transact any other business that properly comes before the meeting.

Q.    If the stockholders approve this proposal, when would the board of directors determine the ratio for the reverse stock split, and when would Corio implement the reverse stock split?

A.    We currently expect that the board of directors will determine the ratio for the reverse stock split and that the reverse stock split will be implemented as soon as practicable after the receipt of the requisite stockholder approval. However, our board of directors will have the discretion to abandon the reverse stock split if it does not believe it to be in the best interests of Corio and our stockholders.

Q.    Why is Corio seeking stockholder approval for this proposal?

A.    The reverse stock split is being proposed to increase the market price of our common stock to satisfy the $1.00 minimum bid price required to avoid the delisting of our common stock from The Nasdaq National Market. In addition, a higher stock price may increase the attractiveness of our common stock to the investment community and promote greater liquidity for our existing stockholders.

Q.    How will we know what the actual ratio for the reverse stock split is?

A.    We will also announce the actual ratio for the reverse stock split in a press release once it is determined by our board of directors. In addition, as soon as practicable after the effective date of the reverse stock split, our transfer agent, Wells Fargo Bank MN, N.A., will mail you a transmittal form that will indicate the actual ratio for the reverse stock split.

Q.    What are the consequences of being delisted from The Nasdaq National Market?

A.    If we do not effect the reverse stock split, it is likely that we will not be able to meet the $1.00 minimum bid price continued listing requirement of The Nasdaq National Market and, consequently, our common stock would be delisted from The Nasdaq National Market. If we were delisted from The Nasdaq Stock Market, we would be forced to seek to be traded on the OTC Bulletin Board or the “pink sheets,” which would require our market makers to request that our common stock be so listed. There are a number of negative consequences that could result from our delisting from The Nasdaq Stock Market, including, but not limited to, the following:

•	The liquidity and market price of our common stock may be negatively impacted and the spread between the “bid” and “asked” prices quoted by market makers may be increased.

CORIO, INC.	PROXY STATEMENT

•	Our access to capital may be reduced, causing us to have less flexibility in responding to our capital requirements.

•	Our institutional investors may be less interested or prohibited from investing in our common stock, which may cause the market price of our common stock to decline.

•
We will no longer be deemed a “covered security” under Section 18 of the Securities Act, and, as a result, we will lose our exemption from state securities regulations. This means that granting stock options and other equity incentives to our employees will be more difficult.

•	If our stock is traded as a “penny stock,” transactions in our stock would be more difficult and cumbersome.

Q.    What would be the principal effects of the reverse stock split?

A.    The reverse stock split will have the following effects:

•
the market price of our common stock will likely increase substantially over the market price of our common stock immediately prior to reverse stock split, depending upon the ratio for reverse stock split determined by our board of directors;

•
the number of outstanding shares of common stock will be reduced to anywhere from one-half (1/2) to one-tenth (1/10) of the number of shares currently outstanding, depending upon the determination of the board of directors as to the ratio for the reverse stock split; and

•	there will be no change in the number of authorized shares of common stock.

Q.    Are my pre-split stock certificates still good after the reverse stock split? Do I need to exchange them for new stock certificates?

A.    As of the effective date of the amended and restated certificate of incorporation, each certificate representing pre-split shares of common stock will, until surrendered and exchanged, be deemed cancelled and, for all corporate purposes, will be deemed to represent only the number of post-split shares of common stock and the right to receive the amount of cash for any fractional shares as a result of the reverse stock split. However, since you will not be entitled to receive any dividends or other distributions payable by us after the amendment is effective until you surrender and exchange your stock certificates. As soon as practicable after the effective date of the reverse stock split, our transfer agent, Wells Fargo Bank MN, N.A., will mail you a transmittal form for you to surrender and exchange your stock certificates.

Q.    What happens to any fractional shares resulting from the reverse stock split?

A.    If you would be entitled to receive fractional shares as a result of the reverse stock split because you hold a number of shares of common stock before the reverse split that is not evenly divisible in accordance with the ratio determined by the board of directors, you will be entitled, upon surrender of certificate(s) representing your shares, to a cash payment in lieu of the fractional shares without interest.

Q.    Who is entitled to vote?

A.    You may vote if you owned stock as of the close of business on January 13, 2003. Each share of common stock is entitled to one vote. As of January 13, 2003, we had 56,591,878 shares of common stock outstanding.

Q.    How do I vote?

A.    There are four methods by which you may vote. Please see the detailed instructions provided on your proxy card for more information on each method.

•	Place your vote by telephone;

CORIO, INC.	PROXY STATEMENT

•	Place your vote via the Internet;

•	Mail in your completed, signed and dated proxy card; or

•	Vote in person by attending our Special Meeting.

Q.    What is a proxy card?

A.    The proxy card enables you to appoint George Kadifa and Brett White as your representatives at the Special Meeting. By completing and returning the proxy card, you are authorizing Messrs. Kadifa and White to vote your shares at the meeting, as you have instructed them on the proxy card. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card or vote by proxy via the Internet or telephone in advance of the meeting just in case your plans change. You can vote in person at the meeting even if you have already sent in your proxy card.

If a proposal comes up for vote at the meeting that is not on the proxy card, Messrs. Kadifa and White will vote your shares, under your proxy, according to their best judgment.

Q.    What if I return my proxy card but do not provide voting instructions?

A.    Proxies that are signed and returned but do not contain instructions will be voted “FOR” the proposal in this proxy statement.

Q.    May I vote at the meeting?

A.    You may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy through the Internet, by telephone or by mail.

Q.    Can I change my mind after I vote?

A.    You may change your vote at any time before the polls close at the meeting. You may do this by (i) signing another proxy card with a later date and returning it to us prior to the meeting, (ii) voting again by telephone or over the Internet prior to midnight on February 11, 2003, or (iii) voting again at the meeting.

Q.    If I hold shares through a broker, how do I vote them?

A.    Your broker should have forwarded instructions to you regarding the manner in which you can direct your broker as to how you would like your shares to be voted. If you have not received these instructions or have questions about them, you should contact your broker directly.

Q.    What does it mean if I receive more than one proxy card?

A.    It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Wells Fargo Bank MN, N.A., and may be reached at (651) 552-6975.

Q.    What is a “broker non-vote”?

A.    A broker non-vote occurs when a broker holding shares in street name does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not

CORIO, INC.	PROXY STATEMENT

received instructions from the beneficial owner. Under the rules of the NYSE, which also apply to NYSE member brokers trading in non-NYSE listed shares, brokers may have discretionary authority to vote on certain routine matters. In order to effect the reverse stock split, Delaware law requires the approval of the holders of a majority of Corio’s outstanding shares of common stock, and not merely the approval of a majority of the shares represented in person and by proxy at the Special Meeting. Therefore, a broker non-vote will count as a vote against the proposal.

Q.    How can I attend the meeting?

A.    The Special Meeting is open to all holders of Corio common stock. The meeting will be held at Corio’s headquarters located at 959 Skyway Road, Suite 100, in San Carlos, California, and directions may be found on our website at www.corio.com.

Q.    May stockholders ask questions at the meeting?

A.    Yes. Representatives of Corio will answer stockholders’ questions of general interest at the end of the meeting.

Q.    How many votes must be present to hold the meeting?

A.    Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of January 13, 2003, must be present in person or by proxy at the meeting. This is referred to as a quorum.

Q.    How are different votes treated for purposes of establishing a quorum and determining whether the proposal has passed?

A.    Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the meeting with respect to the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, and will have the same effect as a vote against the proposal.

Q.    Why is my vote important?

A.    Your vote is important because the proposal must receive the affirmative vote of a majority of shares outstanding to pass. Also, unless a majority of the shares outstanding as of the record date are voted or present at the meeting, we will not have a quorum, and we will be unable to transact any business at the Special Meeting. In that event we would need to adjourn the meeting until such time as a quorum can be obtained.

Q.    Who is soliciting my vote?

A.    We are making and will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. We expect our transfer agent, Wells Fargo Bank MN, N.A., to tabulate the proxies and to act as inspector of the election. In addition to this solicitation by mail, proxies may be solicited by our directors, officers and other employees by telephone, the Internet or fax, in person or otherwise. None of these persons will receive any additional compensation for assisting in the solicitation.

CORIO, INC.	PROXY STATEMENT

PROPOSAL

APPROVAL OF SERIES OF PROPOSED AMENDMENTS
AND RESTATEMENTS TO CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our board of directors has unanimously adopted resolutions approving and recommending to the stockholders for their approval a series of proposed amendments and restatements to our certificate of incorporation to effect a reverse stock split at a ratio to be determined by Corio’s board of directors. As described in greater detail below, the reverse stock split is proposed to be effected to increase the price of our common stock to meet the $1.00 minimum bid price requirement for continued listing on The Nasdaq National Market. The ratio for the reverse stock split will be no less than one-for-two and no greater than one-for-ten. Our board of directors believes that stockholder approval of a range of reverse stock split ratios, rather than approval of a specific reverse split ratio, provides the board of directors with maximum flexibility to achieve the purposes of the reverse stock split. However, our board of directors will have the discretion to abandon the reverse stock split if it does not believe it to be in the best interests of us and our stockholders, including if the board of directors determines that the reverse stock split will not impact our ability to meet the continued listing requirements of The Nasdaq National Market. We currently expect that our board of directors will set the reverse stock split ratio and that we will effect the reverse stock split as soon as practicable after the receipt of the requisite stockholder approval.

The text of the nine proposed forms of amended and restated certificate of incorporation to effect the reverse stock split are attached to this proxy statement as Appendices A-1 through A-9, corresponding to the nine possible reverse stock split ratios. Only the form of amended and restated certificate of incorporation corresponding to the reverse stock split ratio determined by our board of directors will be filed with the Secretary of State of the State of Delaware to effect the reverse stock split. The restated certificate will not change the number of authorized shares of our common stock or preferred stock or the par value of our common stock or preferred stock; however, it will reduce the outstanding number of shares of common stock by the ratio determined by the board of directors.

Reasons for the Reverse Stock Split

Our board of directors believes that we should implement a reverse stock split in order to increase the market price of our common stock to maintain the listing of our common stock on The Nasdaq National Market. To be quoted on The Nasdaq National Market, among other things, a company’s common stock must maintain a minimum bid price of $1.00 per share. On November 15, 2002, we received a notification from the staff of The Nasdaq Stock Market indicating that because we had failed to meet the $1.00 minimum bid price requirement for any 10 consecutive day period during the preceding 90 days, that our stock was subject to delisting from The Nasdaq National Market. However, we appealed the decision, and the delisting was stayed pending a hearing before the Nasdaq Qualifications Panel. This hearing took place on January 9, 2003, at which time we presented our plan to effect a reverse stock split, pending approval by our stockholders, to increase the minimum bid price of our common stock above $1.00 per share. We anticipate that the panel may look favorably on our reverse split proposal and provide us with time to effect the split pending approval by the stockholders at the Special Meeting. If, following the reverse stock split, the per share price of our common stock is above $1.00 for 10 consecutive trading days, we believe Nasdaq would likely withdraw the delisting action given that we would then be in compliance with all continued listing requirements. Our board of directors believes that maintaining the listing of our common stock on The Nasdaq National Market will provide a broader market for our common stock and facilitate the use of our common stock in financing transactions. Our board of directors approved the reverse stock split as a means of increasing the share price of our common stock above $1.00 per share for at least 10 consecutive trading days, although we cannot assure you that this will occur. If the stockholders do not

CORIO, INC.	PROXY STATEMENT

approve the reverse stock split proposal and the stock price does not otherwise increase to greater than $1.00 per share, we expect our common stock to be immediately delisted from The Nasdaq National Market.

Delisting could reduce the ability of holders of our common stock to purchase or sell shares of our common stock as quickly and as inexpensively as they have done historically, and may have an adverse effect on the trading price of our common stock. Delisting could also adversely affect our relationships with vendors and customers. A further explanation of the potential consequences of having our common stock delisted from The Nasdaq National Market is set forth below.

In addition to maintaining our listing on The Nasdaq National Market, our board of directors believes that a reverse stock split may enhance the desirability and marketability of our common stock to the financial community and the investing public. If we effect the reverse stock split, our board of directors believes that the resulting reduction in the number of our outstanding shares of our common stock may encourage greater interest in our common stock by the investment community. Our board of directors believes that the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of our common stock. In addition, analysts at many leading brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. Our board of directors believes that if the reverse stock split has the effect of raising the trading price of our common stock, this may increase the attractiveness of our common stock to the investment community and possibly promote greater liquidity for our existing stockholders.

Potential Consequences of Delisting from The Nasdaq National Market

Through the date of mailing of this proxy statement, the last date the closing bid price of our common stock exceeded the $1.00 minimum bid price requirement was July 1, 2002. If our stockholders do not approve the reverse stock split, we believe that we will likely be unable to meet the $1.00 minimum bid price requirement for continued listing on The Nasdaq Stock Market (we note that The Nasdaq SmallCap Market also has a $1.00 minimum bid price continued listing requirement). If we were delisted from The Nasdaq Stock Market, we would be forced to seek to be traded on the OTC Bulletin Board or the “pink sheets,” which would require our market makers to request that our common stock be so listed.

We believe that there are benefits to being included on The Nasdaq National Market rather than on the OTC Bulletin Board, another quotation service or no quotation service at all. Certain institutional investors are prohibited under their charters from investing in companies that are not registered on a national securities exchange or listed on The Nasdaq National Market (or The Nasdaq SmallCap Market). As a result, if we were not eligible for continued listing on The Nasdaq National Market, the market price of our common stock may decline as a result of selling pressure. We believe that if we were listed on the OTC Bulletin Board or quotation service other than The Nasdaq National Market, it would likely have a negative impact on the liquidity and market price of our common stock and may increase the spread between the “bid” and “asked” prices quoted by market makers.

Furthermore, if we were no longer listed on The Nasdaq National Market, it may reduce our access to capital and cause us to have less flexibility in responding to our capital requirements. Certain institutional investors may be less interested or prohibited from investing in our common stock, which may cause the market price of our common stock to decline.

CORIO, INC.	PROXY STATEMENT

In addition, we would no longer be deemed a “covered security” under Section 18 of the Securities Act, and therefore would lose our exemption from state securities regulations. As a result, we would need to comply with various state securities laws with respect to issuances of our securities, including option grants to employees. As a public company, we, however, would not have the benefit of certain exemptions applicable to privately-held entities, which would make granting options to our employees more difficult.

Moreover, the SEC has enacted special rules relating to “penny stocks,” which are equity securities that have a price of less than $5.00 per share and are not listed on The Nasdaq Stock Market. Unless exempt, the rules require the delivery, prior to any transaction in a penny stock, of a disclosure schedule relating to the penny stock market. Broker-dealers who sell penny stocks to persons other than established customers and “accredited investors” must make a special suitability determination of the purchaser and must have received the purchaser’s written consent prior to the sale. There are also disclosure requirements regarding commissions payable to broker-dealers and registered representatives, current quotations for the securities, the rights and remedies available to investors in cases of fraud in penny stock transactions and the risks of investing in penny stocks in both public offerings and secondary trading. Finally, monthly statements regarding recent price information for the penny stocks and information on the limited market in penny stocks must be provided to investors. Note that we currently would meet the “substantial issuer” exception to these requirements because we have net tangible assets of more than $2 million and have been in existence for more than 3 years. However, even if we met the exemption, a broker-dealer relying on it would still be required to independently review our financial statements and keep them as a part of the sale records for our common stock, making transactions in our stock more difficult and cumbersome.

We also believe that if we were listed on the OTC Bulletin Board or quotation service other than The Nasdaq National Market, it would likely have a negative impact on our relationships with vendors and customers. Although the reverse stock split will not, by itself, impact our prospects or assets, if we were no longer listed on The Nasdaq National Market, vendors and customers may perceive our business less favorably, which would have a detrimental effect on our relationships with these entities.

Principal Effects of the Reverse Stock Split

Corporate Matters.    After our amended and restated certificate of incorporation is filed with the Secretary of State of the State of Delaware, the market price of our common stock will likely increase substantially above the market price of our common stock immediately prior to reverse stock split, with the post-reverse split trading price being determined, in part, by the ratio for reverse stock split determined by our board of directors. The reverse stock split would have the following effects on the number of our shares of common stock outstanding:

•
a stockholder would receive one share of common stock for every two to ten shares of common stock such stockholder held, depending upon the determination of the board of directors as to the ratio for the reverse stock split.

•
all outstanding options and warrants entitling the holders thereof to purchase shares of our common stock will enable such holders to purchase, upon exercise of their options or warrants, from one-half (1/2) to one-tenth (1/10) of the number of shares of our common stock that such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the reverse stock split at an exercise price equal to anywhere from two to ten times the exercise price specified before the reverse stock split, depending upon the determination of the board of directors as to the ratio for the reverse stock split, resulting in approximately the same aggregate price being required to be paid upon exercise of such options or warrants immediately preceding the reverse stock split. Approximately 16,081,412 shares of our common stock are currently reserved for issuance under outstanding stock options, including approximately 14,932,025 shares reserved for issuance under options outstanding under our 1998 Stock Plan and approximately 1,149,387 shares reserved for issuance under options outstanding under our 2001 Nonstatutory Stock Plan.

CORIO, INC.	PROXY STATEMENT

•
the number of shares reserved for issuance under our existing stock option plans and employee stock purchase plan will be reduced to anywhere from one-half (1/2) to one-tenth (1/10) of the number of shares currently included in such plans, depending upon the determination of the board of directors as to the ratio for the reverse stock split. Approximately 6,508,356 shares of our common stock are currently reserved for issuance under our equity incentive plans, but are not subject to outstanding equity awards, including approximately 4,265,012 shares reserved for future issuance under our 1998 Stock Plan, approximately 490,447 shares reserved for future issuance under our 2001 Nonstatutory Stock Plan and approximately 1,752,897 pursuant to our 2000 Employee Stock Purchase Plan. Our 1998 Plan provides for an annual increase in the number of shares of common stock reserved under the plan beginning on the first day of our fiscal year in an amount equal to the lesser of 6,000,000 shares, 6% of the outstanding shares of our common stock on such date or a lesser amount determined by our board. In addition, our employee stock purchase plan provides for an annual increase in the number of shares of common stock reserved under the plan beginning on the first day of our fiscal year in an amount equal to the lesser of 2,500,000 shares, 2.5% of the outstanding shares on such date, or a lesser amount determined by our board of directors. As of the date of this proxy statement, our board of directors has not met to determine whether it will limit the number of additional shares that would otherwise be reserved under the 1998 Stock Plan or our employee stock purchase plan under the provisions described above.

•
based on approximately 56,591,878 shares of our common stock outstanding as of the record date, approximately 16,081,412 shares of common stock reserved for issuance under currently outstanding, but unexercised stock options, and approximately 6,508,356 shares of common stock reserved for issuance, but not subject to outstanding stock options, under our equity incentive plans, the following table reflects the approximate percentage reduction in the outstanding number of shares of common stock and the approximate number of shares of common stock that, as a result of the reverse stock split, would be (i) outstanding, (ii) authorized but reserved for issuance upon exercise of outstanding options pursuant to our existing stock option plans and employee stock purchase plan, (iii) authorized but reserved for issuance under our existing stock option plans and employee stock purchase plan (but not subject to outstanding options), (iv) outstanding and reserved for issuance (including unallocated options reserved for issuance under our existing stock option plans and employee stock purchase plan) and (v) authorized but not issued or reserved for issuance under our existing stock option plans and employee stock purchase plan, depending upon the ratio for the reverse stock split determined by the board of directors:

Reverse Stock Split Ratio	Percentage Reduction	Approximate Number of Shares Outstanding Post-Reverse Stock Split	Approximate Number of Shares Authorized but Reserved for Issuance upon Exercise of Outstanding Options Post-Reverse Stock Split	Approximate Number of Shares Authorized but Reserved for Issuance under Equity Compensation Plans (but not Subject to Outstanding Options) Post-Reverse Stock Split	Total Number of Shares Outstanding and Reserved for Issuance (Including Unallocated Options Reserved for Issuance under Equity Compensation Plans) Post-Reverse Stock Split	Total Number of Shares Authorized but not Issued or Reserved for Issuance under Equity Compensation Plans Post-Reverse Stock Split
1 for 2	50.0%	28,295,939	8,040,706	3,254,178	39,590,823	160,409,177
1 for 3	66.7%	18,863,959	5,360,470	2,169,451	26,393,880	173,606,120
1 for 4	75.0%	14,147,969	4,020,353	1,627,089	19,795,411	180,204,589
1 for 5	80.0%	11,318,375	3,216,282	1,301,671	15,836,328	184,163,672
1 for 6	83.3%	9,431,979	2,680,235	1,084,725	13,196,939	186,803,061
1 for 7	85.7%	8,084,553	2,297,344	929,765	11,311,662	188,688,338
1 for 8	87.5%	7,073,984	2,010,176	813,544	9,897,704	190,102,296
1 for 9	88.9%	6,287,986	1,786,823	723,150	8,797,959	191,202,041
1 for 10	90.0%	5,659,187	1,608,141	650,835	7,918,163	192,081,837

CORIO, INC.	PROXY STATEMENT

The reverse stock split will be effected simultaneously for all of our common stock, and the ratio for the reverse stock split will be the same for all of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership. The reverse stock split is likely to result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions on “round-lots” of even multiples of 100 shares. Our common stock will have the same voting rights and rights to dividends and distribution and will be identical in all other respects as the common stock outstanding prior to the reverse stock split. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.

Except for the provision to effect the reverse stock split and as noted below, the amendment and restatement of our certificate of incorporation does not alter the rights, privileges and preferences of our common stock.

Fractional Shares.    No scrip or fractional certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares, because they hold a number of shares of common stock before the reverse stock split not evenly divisible in accordance with the ratio determined by the board of directors, will be entitled, upon surrender of certificate(s) representing the shares, to a cash payment in lieu of the fractional shares without interest. The cash payment will equal the fraction that the stockholder would otherwise be entitled multiplied by the closing sales price of our common stock as reported on The Nasdaq National Market on the day of the effectiveness of the reverse stock split. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment as described herein. This cash payment merely represents a mechanical rounding off of the fractions in the exchange.

As a result of the reverse stock split, stockholders who hold less than nine shares of our common stock may no longer be stockholders of Corio on a post-split basis. For example, if our board of directors determines to effect the reverse stock split at a one-for-ten share ratio, any holder of nine or fewer shares of our common stock prior to the effectiveness of the reverse stock split would no longer be a stockholder on a post-split basis, and would only be entitled to receive cash for the fractional share of our common stock such stockholder would hold on a post-split basis. The following table details whether the reverse stock split would, depending on the reverse stock split ratio determined by the board of directors, result in a holder of up to nine shares of common stock no longer being a stockholder of Corio on a post-split basis (please note that this table is only applicable to holders of less than 10 shares of our common stock):

Number of Shares Held by Stockholder Prior to Reverse Stock Split	Reverse Stock Split Ratios at Which Stockholder Would not be a Stockholder on a Post-Reverse Stock Split Basis
1	1-for-2, 1-for-3, 1-for-4, 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 and 1-for-10
2	1-for-3, 1-for-4, 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 and 1-for-10
3	1-for-4, 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 and 1-for-10
4	1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 and 1-for-10
5	1-for-6, 1-for-7, 1-for-8, 1-for-9 and 1-for-10
6	1-for-7, 1-for-8, 1-for-9 and 1-for-10
7	1-for-8, 1-for-9 and 1-for-10
8	1-for-9 and 1-for-10
9	1-for-10

We had approximately 7,300 stockholders as of the record date. According to information provided to us through our transfer agent, approximately 220 of our current stockholders hold between one and 25 shares of our common stock. Therefore, assuming that all 220 such stockholders hold nine shares or less, up to 220 stockholders may be eliminated as a result of the selection of a one-for-ten reverse stock split ratio. The actual number of stockholders that will be eliminated will be dependent upon the reverse stock split ratio

CORIO, INC.	PROXY STATEMENT

determined by our board of directors and the actual number of stockholders holding less than that number of shares that would result in such stockholder holding at least one full share of common stock on a post-split basis.

Under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional shares that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Authorized Shares.    Upon effectiveness of the reverse stock split, the number of authorized shares of common stock will remain at 200 million shares. Based on the number of shares outstanding as of January 13, 2003, approximately 28,295,939 to 5,659,187 shares of common stock will be issued and outstanding following the reverse stock split, leaving from approximately 171,704,061 to 194,340,813 shares unissued (depending upon the ratio for the reverse stock split as determined by the board of directors). Please see the table above for more information regarding authorized share information relating to shares reserved for issuance under our equity incentive plans. We will continue to have 10 million shares of authorized but unissued preferred stock.

Accounting Matters.    The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding. The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced anywhere from one-half (1/2) to one-tenth (1/10) of its present amount, depending upon the ratio determined by the board of directors, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. In addition, subsequent to the effectiveness of the reverse stock split, all share figures for prior periods (e.g., shares outstanding and earnings per share figures) will be presented on a post-split basis.

Certain Risks Associated with the Reverse Stock Split

The effects of the reverse stock split on the market price of our common stock cannot be guaranteed. There can be no assurance that:

•
the market price of our common stock after the reverse stock split will remain in excess of the $1.00 minimum bid price as required by The Nasdaq National Market or that we will otherwise meet the requirements of The Nasdaq National Market for continued inclusion for trading on The Nasdaq National Market; and

•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks.

In addition, there can be no assurance that, after the reverse stock split, the market price of our common stock will be maintained at a multiple equal to the ratio of the reverse stock split. The market price of our common stock also will be based on our performance and other factors, many of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock subsequently declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than it would have been in the absence of a reverse stock split. Furthermore, liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split and this could have an adverse effect on the price of our common stock. If the market price of our share of common stock declines subsequent to the effectiveness of the reverse stock split, this will detrimentally impact our market capitalization and the market value of our public float.

The number of shares of authorized common stock and preferred stock will not decrease as a result of the reverse stock split. As of the record date, we had approximately 143,408,122 shares of common stock that are

CORIO, INC.	PROXY STATEMENT

authorized but not issued. As noted above, and based on stock information as of the record date, after completion of the reverse stock split we will have approximately 171,704,061 to 194,340,813 shares of authorized but unissued shares of common stock (depending on the ratio of the reverse split) and we will continue to have ten million authorized but unissued shares of preferred stock. Please see the table above under the heading “Principal Effects of the Reverse Stock Split” for more information regarding authorized share information relating to shares reserved for issuance under our equity incentive plans. These additional shares would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If we issue additional shares, the ownership interests of holders of our common stock may be diluted. Also, if we issue shares of our preferred stock, the issued shares may have rights, preferences and privileges senior to those of our common stock. We have no current plan to issue these additional shares.

The additional shares of common stock that would become available for issuance if the reverse stock split is approved could also be used by us to oppose a hostile takeover attempt or delay or prevent changes of our control or changes in or removal of our management, including transactions that are favored by a majority of the independent stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, our board of directors could strategically sell shares of our common stock in a private transaction to purchasers who would oppose a takeover or favor our current board of directors. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of Corio, and it is not part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders. Other than the reverse stock split proposal, our board of directors does not currently contemplate recommending the adoption of any other amendments to our amended and restated certificate of incorporation that could be construed as affecting the ability of third parties to take over or change the control of Corio.

Determination of Ratio

The ratio of the reverse stock split shall be determined by our board of directors, in its sole discretion. However, the ratio shall not exceed a ratio of one-for-ten or be less than a ratio of one-for-two. In determining the reverse stock split ratio, our board of directors will consider numerous factors including our historical and projected performance and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the reverse stock split. The purpose of selecting a range is to give the board of directors flexibility to provide for a post reverse stock split market price that may allow us to maintain the $1.00 minimum bid price continued listing requirement of The Nasdaq National Market for the foreseeable future.

Board Discretion to Effect the Reverse Stock Split

In the event that stockholder approval for the reverse stock split is obtained, our board of directors will be authorized to proceed with the reverse stock split by filing the proposed amendment and restatement of the certificate of incorporation corresponding to the reverse stock split ratio determined by our board of directors with the Secretary of State of the State of Delaware and abandoning all of the other proposed amendments. The board of directors, however, will have discretion to decide not to effect the reverse stock split and to abandon all of the proposed amendments, as permitted under Section 242(c) of the Delaware General Corporation Law. In the event that our board of directors determines that the reverse stock split is unnecessary for the continued listing of our common stock on The Nasdaq National Market, the reverse stock split will not be effected.

CORIO, INC.	PROXY STATEMENT

No Appraisal Rights under Delaware Law

Under Delaware law and under our certificate of incorporation, as amended, and our bylaws, dissenting stockholders have no appraisal rights in connection with the reverse stock split. Our board of directors may make any and all changes to the form of certificate of incorporation that it deems necessary in order to file the certificate of incorporation with the Secretary of State of the State of Delaware and to give effect to the reverse stock split under Delaware law.

Effective Date

Assuming that the board of directors exercises its discretion to effect the reverse stock split, the reverse stock split will become effective as of the date and time that the appropriate amended and restated certificate of incorporation to effect the reverse stock split at the ratio determined by our board of directors is filed with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law, without any further action on the part of our stockholders and without regard to the date that any stockholder physically surrenders the stockholder’s certificates representing pre-split shares of common stock for certificates representing post-split shares. The board of directors, in its discretion, may delay effecting the reverse stock split and the filing of the appropriate amended and restated certificate of incorporation to effect the reverse stock split at the ratio determined by our board of directors with the Secretary of State of the State of Delaware without resoliciting stockholder approval. It is currently anticipated that if stockholder approval is obtained for the reverse stock split described in this proposal, our board of directors would set the reverse stock split ratio and we would effect the reverse stock split as soon as practicable after obtaining such stockholder approval.

Exchange of Stock Certificates

As of the effective date of the amended and restated certificate of incorporation, each certificate representing pre-split shares of common stock will, until surrendered and exchanged as described above, be deemed cancelled and, for all corporate purposes, will be deemed to represent only the number of post-split shares of common stock and the right to receive the amount of cash for any fractional shares as a result of the reverse stock split. However, a stockholder will not be entitled to receive any dividends or other distributions payable by us after the amendment is effective until that stockholder surrenders and exchanges his, her or its certificates. If there are any dividends or distributions, they will be withheld, accumulate and be paid to each stockholder, without interest, once that stockholder surrenders and exchanges the stockholder’s certificates.

As soon as practicable after the effective date of the reverse stock split, our transfer agent, Wells Fargo Bank MN, N.A., will mail transmittal forms to each holder of record of certificates of our common stock that will be used in forwarding certificates for surrender and exchange for certificates representing the number of shares of our common stock the holder is entitled to receive as a consequence of the reverse split. After receipt of a transmittal form, each holder should surrender the certificates formerly representing shares of our common stock and will receive in exchange therefor certificates representing the number of shares of our common stock to which the holder is entitled. The transmittal form will be accompanied by instructions specifying other details of the exchange. Upon proper surrender, the stockholder will receive new certificates representing the whole number of shares of post-split common stock to which the stockholder is entitled and any cash payable in lieu of a fractional share. No stockholder will be required to pay a transfer or other fee to exchange his, her or its certificates.

STOCKHOLDERS SHOULD NOT SEND IN CERTIFICATES REPRESENTING OUR COMMON STOCK UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

In connection with the reverse stock split, our common stock will change its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing shares of our post-split common stock.

CORIO, INC.	PROXY STATEMENT

In addition, to reflect the reverse stock split, our trading symbol, CRIO, will include a “D” for 20 trading days beginning on the effective date of the reverse stock split. After the end of this period, our ticker symbol will revert to CRIO.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he, she or it resides. Also, this summary does not address the tax consequences to stockholders that are subject to special tax rules, including, without limitation, banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-split shares were, and the post-split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon the stockholder’s exchange of pre-split shares for post-split shares of common stock pursuant to the reverse stock split. The aggregate tax basis of the shares of common stock received in the reverse stock split (including any fraction of a share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the shares of common stock exchanged therefor. In general, stockholders who receive cash upon redemption of their fractional share interests as a result of the reverse stock split will recognize gain or loss determined with reference to their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest. The stockholder’s holding period for the post-split shares of common stock will include the period during which the stockholder held the shares of common stock surrendered in the reverse stock split.

Our view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his, her or its own tax advisor with respect to all of the potential tax consequences to him, her or it of the reverse stock split.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of stockholders holding a majority of all outstanding shares of our common stock entitled to vote on this proposal will be required to approve the amendment and restatement of the certificate of incorporation to effect the reverse stock split. Abstentions and broker non-votes will have the same effect as votes against the reverse stock split. In the absence of instructions to the contrary, the proxy holders will vote their proxies for the amendment and restatement of the certificate of incorporation to effect the reverse stock split.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE SERIES OF AMENDMENTS AND RESTATEMENTS OF THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

CORIO, INC.	PROXY STATEMENT

ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 30, 2002 by:

•	each stockholder known by us to beneficially own more than 5% of our common stock;

•	each of our directors, including director nominees;

•	each of our named executive officers, as determined in accordance with SEC rules; and

•	all of our directors and executive officers as a group, including director nominees.

Beneficial ownership is determined based on the rules of the SEC. Percent of beneficial ownership is based upon 56,526,586 shares of our common stock outstanding as of November 30, 2002. The column captioned “Number of Shares Beneficially Owned” includes, if applicable to an individual or entity stockholder, shares of restricted stock that are subject to a right of repurchase by Corio. The column captioned “Number of Shares Underlying Options” includes the number of shares of common stock subject to options that are exercisable as of November 30, 2002 or will become exercisable on or before January 29, 2003, 60 days subsequent to November 30, 2002; however, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The address for those individuals for which an address is not otherwise provided is c/o Corio, Inc., 959 Skyway Road, Suite 100, San Carlos, California 94070. Unless otherwise indicated, we believe the stockholders listed below have sole voting or investment power with respect to all shares listed beside each stockholder’s name, subject to applicable community property laws.

Beneficial Owners	Number of Shares Beneficially Owned	Number of Shares Underlying Options	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned (%)
5% Stockholders:
Entities affiliated with Kleiner Perkins Caufield & Byers(1) 2750 Sand Hill Road Menlo Park, CA 94025	11,524,616	—	11,524,616	20.4%
Norwest Venture Partners VII(2) 525 University Avenue, Suite 800 Palo Alto, CA 94301-1922	4,198,462	—	4,198,462	7.4%
Romesh Wadhwani(3) 470 Juanita Way Los Altos, CA 94022	3,527,884	—	3,527,884	6.2%

Directors and Named Executive Officers:
George Kadifa	1,697,549	1,550,187	3,247,736	5.6%
Ted Schlein(4)	11,524,616	—	11,524,616	20.4%
George J. Still, Jr.(5)	4,198,462	—	4,198,462	7.4%
Aneel Bhusri(6)	2,624,615	—	2,624,615	4.6%
Sharon Garrett	—	—	—	—
Glen W. Marschel, Jr.	82,300	43,750	126,050	*
Ernest M. von Simson	—	43,750	43,750	*
Arthur Chiang	236,385	139,373	375,758	*
Sal Jamil	420,027	120,833	540,860	1.0%
Jeff Lucchesi	304,701	33,539	338,240	*
John Ottman	599,571	112,678	712,249	1.3%
All executive officers and directors as a group (17 persons)	21,688,226	2,595,156	24,283,382	41.1%

CORIO, INC.	PROXY STATEMENT

*	Less than 1% of the outstanding shares of common stock.

(1)
Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G filed with the SEC by Kleiner Perkins Caufield & Byers on February 28, 2002. The number of shares beneficially owned consists of 5,762,308 shares held by KPCB Java Fund, L.P., 5,184,574 shares held by Kleiner Perkins Caufield & Byers VIII, L.P., 300,234 shares held by KPCB VIII Founders Fund, L.P., and 277,500 shares held by KPCB Information Sciences Fund Zaibatsu Fund II, L.P. Ted Schlein is a member of our board of directors and is a general partner of Kleiner Perkins Caufield & Byers. Mr. Schlein disclaims beneficial ownership of the shares held by the funds affiliated with Kleiner Perkins Caufield & Byers except to the extent of his pecuniary interest therein. The following natural persons exercise voting and/or dispositive powers for the shares held by KPCB Information Science Zaibatsu Fund II, L.P.: Brook Byers, John Doerr, Vinod Khosla, Joseph Lacob, Kevin Compton, W.S. McKinsey and William Hearst. The following natural persons exercise voting rights and/or dispositive powers for the shares held by the KPCB Java Fund, L.P., Kleiner Perkins Caufield & Byers VIII, L.P. and Kleiner Perkins Caufield & Byers Founders Fund, L.P.: Brook Byers, John Doerr, James Lally, Floyd Kvamme, Vinod Khosla, Joseph Lacob, Bernard Lacroute, Kevin Compton, W.S. McKinsey and William Hearst.

(2)
Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G filed with the SEC by Norwest Venture Partners VII on February 28, 2002. George J. Still, Jr. is a member of our board of directors and a general partner of Norwest Venture Partners VII. Mr. Still disclaims beneficial ownership of the shares held by the funds affiliated with Norwest Venture Partners VII except to the extent of his pecuniary interest therein. The following natural persons exercise voting and/or dispositive powers for the shares held by Norwest Venture Partners VII: John P. Whaley, Itasca VC Partners VII LLP, George Still, Jr. and Promod Hague.

(3)	Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G filed with the SEC by Romesh Wadhwani February 28, 2002.

(4)	Includes shares held by Kleiner Perkins Caufield & Byers and affiliated entities and individuals. Mr. Schlein is a general partner of Kleiner Perkins Caufield & Byers.

(5)	Includes shares held by Norwest Venture Partners VII as affiliated entities and individuals. Mr. Still, Jr. is a general partner of Norwest Venture Partners VII.

(6)
Includes 2,624,615 shares beneficially owned by Greylock IX Limited Partnership and entities affiliated therewith which information is based solely on the Schedule 13G filed with the SEC by Greylock on February 28, 2002. Aneel Bhusri is a member of our board of directors and a general partner of Greylock. Mr. Bhusri disclaims beneficial ownership of the shares held by the funds affiliated with Greylock except to the extent of his pecuniary interest therein. The following natural persons exercise voting and/or dispositive powers for the shares held by Greylock IX Limited Partnership: William W. Helman and William S. Kaiser.

CORIO, INC.	PROXY STATEMENT

OTHER MATTERS

We know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors of Corio may recommend.

THE BOARD OF DIRECTORS

San Carlos, California
January 17, 2003

APPENDIX A-1
(Form for one-for-two reverse stock split)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CORIO, INC.
a Delaware Corporation

(Originally incorporated on September 1, 1998 under the name “Continuity, Inc.”)

ARTICLE I

The name of this Corporation is Corio, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. Each share of Common Stock shall have a par value of $0.001 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock this Corporation shall have authority to issue is 200,000,000, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,000,000.

Effective 12:01 a.m. on February     , 2003 (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one-half ( 1/2) of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price

A1-1

of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

The Preferred Stock initially shall be undesignated as to series. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is also authorized to fix the number of shares of each such series of Preferred Stock. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion, if applicable, of the Preferred Stock.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

The number of directors which constitute the whole Board of Directors of the Corporation shall be fixed exclusively by one or more resolution adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting.

ARTICLE VII

The number of directors of the Corporation shall number not less than six and not more than nine and such number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws or amendment thereof duly adopted by the Board of Directors or by the stockholders.

A1-2

ARTICLE VIII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to limit the personal liability of its directors for breach of fiduciary duty, and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of director liability, then for purposes of California law the personal liability of a director to the Corporation or its stockholders for monetary damages shall be limited to the fullest extent permitted by California law.

Any repeal or modification of the foregoing provisions of this Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

A1-3

Any repeal or modification of any of the foregoing provisions of this Article XI, by amendment of this Article XI or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XII

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XIII

Section 1.    Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

Section 2.    Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by either (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation or (iv) the President of the Corporation.

ARTICLE XIV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE V

The Corporation shall have perpetual existence.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and Stockholders in accordance with the applicable provisions of Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this certificate on February     , 2003.

Corio, Inc.

By:
George Kadifa President and Chief Executive Officer

A1-4

APPENDIX A-2
(Form for one-for-three reverse stock split)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CORIO, INC.
a Delaware Corporation

(Originally incorporated on September 1, 1998 under the name “Continuity, Inc.”)

ARTICLE I

The name of this Corporation is Corio, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. Each share of Common Stock shall have a par value of $0.001 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock this Corporation shall have authority to issue is 200,000,000, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,000,000.

Effective 12:01 a.m. on February     , 2003 (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one-third ( 1/3) of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price

A2-1

of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

The Preferred Stock initially shall be undesignated as to series. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is also authorized to fix the number of shares of each such series of Preferred Stock. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion, if applicable, of the Preferred Stock.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

The number of directors which constitute the whole Board of Directors of the Corporation shall be fixed exclusively by one or more resolution adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting.

ARTICLE VII

The number of directors of the Corporation shall number not less than six and not more than nine and such number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws or amendment thereof duly adopted by the Board of Directors or by the stockholders.

A2-2

ARTICLE VIII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to limit the personal liability of its directors for breach of fiduciary duty, and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of director liability, then for purposes of California law the personal liability of a director to the Corporation or its stockholders for monetary damages shall be limited to the fullest extent permitted by California law.

Any repeal or modification of the foregoing provisions of this Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

A2-3

Any repeal or modification of any of the foregoing provisions of this Article XI, by amendment of this Article XI or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XII

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XIII

Section 1.    Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

Section 2.    Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by either (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation or (iv) the President of the Corporation.

ARTICLE XIV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE V

The Corporation shall have perpetual existence.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and Stockholders in accordance with the applicable provisions of Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this certificate on February     , 2003.

Corio, Inc.

By:
George Kadifa President and Chief Executive Officer

A2-4

APPENDIX A-3
(Form for one-for-four reverse stock split)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CORIO, INC.
a Delaware Corporation

(Originally incorporated on September 1, 1998 under the name “Continuity, Inc.”)

ARTICLE I

The name of this Corporation is Corio, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. Each share of Common Stock shall have a par value of $0.001 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock this Corporation shall have authority to issue is 200,000,000, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,000,000.

Effective 12:01 a.m. on February     , 2003 (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one-fourth ( 1/4) of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price

A3-1

of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

The Preferred Stock initially shall be undesignated as to series. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is also authorized to fix the number of shares of each such series of Preferred Stock. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion, if applicable, of the Preferred Stock.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

The number of directors which constitute the whole Board of Directors of the Corporation shall be fixed exclusively by one or more resolution adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting.

ARTICLE VII

The number of directors of the Corporation shall number not less than six and not more than nine and such number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws or amendment thereof duly adopted by the Board of Directors or by the stockholders.

A3-2

ARTICLE VIII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to limit the personal liability of its directors for breach of fiduciary duty, and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of director liability, then for purposes of California law the personal liability of a director to the Corporation or its stockholders for monetary damages shall be limited to the fullest extent permitted by California law.

Any repeal or modification of the foregoing provisions of this Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

A3-3

Any repeal or modification of any of the foregoing provisions of this Article XI, by amendment of this Article XI or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XII

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XIII

Section 1.    Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

Section 2.    Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by either (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation or (iv) the President of the Corporation.

ARTICLE XIV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE V

The Corporation shall have perpetual existence.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and Stockholders in accordance with the applicable provisions of Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this certificate on February     , 2003.

Corio, Inc.

By:
George Kadifa President and Chief Executive Officer

A3-4

APPENDIX A-4
(Form for one-for-five reverse stock split)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CORIO, INC.
a Delaware Corporation

(Originally incorporated on September 1, 1998 under the name “Continuity, Inc.”)

ARTICLE I

The name of this Corporation is Corio, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. Each share of Common Stock shall have a par value of $0.001 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock this Corporation shall have authority to issue is 200,000,000, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,000,000.

Effective 12:01 a.m. on February     , 2003 (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one-fifth ( 1/5) of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price

A4-1

of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

The Preferred Stock initially shall be undesignated as to series. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is also authorized to fix the number of shares of each such series of Preferred Stock. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion, if applicable, of the Preferred Stock.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

The number of directors which constitute the whole Board of Directors of the Corporation shall be fixed exclusively by one or more resolution adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting.

ARTICLE VII

The number of directors of the Corporation shall number not less than six and not more than nine and such number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws or amendment thereof duly adopted by the Board of Directors or by the stockholders.

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ARTICLE VIII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to limit the personal liability of its directors for breach of fiduciary duty, and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of director liability, then for purposes of California law the personal liability of a director to the Corporation or its stockholders for monetary damages shall be limited to the fullest extent permitted by California law.

Any repeal or modification of the foregoing provisions of this Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

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Any repeal or modification of any of the foregoing provisions of this Article XI, by amendment of this Article XI or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XII

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XIII

Section 1.    Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

Section 2.    Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by either (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation or (iv) the President of the Corporation.

ARTICLE XIV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE V

The Corporation shall have perpetual existence.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and Stockholders in accordance with the applicable provisions of Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this certificate on February     , 2003.

Corio, Inc.

By:
George Kadifa President and Chief Executive Officer

A4-4

APPENDIX A-5
(Form for one-for-six reverse stock split)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CORIO, INC.
a Delaware Corporation

(Originally incorporated on September 1, 1998 under the name “Continuity, Inc.”)

ARTICLE I

The name of this Corporation is Corio, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. Each share of Common Stock shall have a par value of $0.001 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock this Corporation shall have authority to issue is 200,000,000, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,000,000.

Effective 12:01 a.m. on February     , 2003 (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one-sixth ( 1/6) of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price

A5-1

of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

The Preferred Stock initially shall be undesignated as to series. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is also authorized to fix the number of shares of each such series of Preferred Stock. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion, if applicable, of the Preferred Stock.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

The number of directors which constitute the whole Board of Directors of the Corporation shall be fixed exclusively by one or more resolution adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting.

ARTICLE VII

The number of directors of the Corporation shall number not less than six and not more than nine and such number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws or amendment thereof duly adopted by the Board of Directors or by the stockholders.

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ARTICLE VIII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to limit the personal liability of its directors for breach of fiduciary duty, and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of director liability, then for purposes of California law the personal liability of a director to the Corporation or its stockholders for monetary damages shall be limited to the fullest extent permitted by California law.

Any repeal or modification of the foregoing provisions of this Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

A5-3

Any repeal or modification of any of the foregoing provisions of this Article XI, by amendment of this Article XI or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XII

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XIII

Section 1.    Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

Section 2.    Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by either (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation or (iv) the President of the Corporation.

ARTICLE XIV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE V

The Corporation shall have perpetual existence.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and Stockholders in accordance with the applicable provisions of Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this certificate on February     , 2003.

Corio, Inc.

By:
George Kadifa President and Chief Executive Officer

A5-4

APPENDIX A-6
(Form for one-for-seven reverse stock split)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CORIO, INC.
a Delaware Corporation

(Originally incorporated on September 1, 1998 under the name “Continuity, Inc.”)

ARTICLE I

The name of this Corporation is Corio, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. Each share of Common Stock shall have a par value of $0.001 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock this Corporation shall have authority to issue is 200,000,000, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,000,000.

Effective 12:01 a.m. on February     , 2003 (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one-seventh ( 1/7) of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price

A6-1

of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

The Preferred Stock initially shall be undesignated as to series. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is also authorized to fix the number of shares of each such series of Preferred Stock. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion, if applicable, of the Preferred Stock.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

The number of directors which constitute the whole Board of Directors of the Corporation shall be fixed exclusively by one or more resolution adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting.

ARTICLE VII

The number of directors of the Corporation shall number not less than six and not more than nine and such number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws or amendment thereof duly adopted by the Board of Directors or by the stockholders.

A6-2

ARTICLE VIII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to limit the personal liability of its directors for breach of fiduciary duty, and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of director liability, then for purposes of California law the personal liability of a director to the Corporation or its stockholders for monetary damages shall be limited to the fullest extent permitted by California law.

Any repeal or modification of the foregoing provisions of this Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

A6-3

Any repeal or modification of any of the foregoing provisions of this Article XI, by amendment of this Article XI or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XII

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XIII

Section 1.    Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

Section 2.    Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by either (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation or (iv) the President of the Corporation.

ARTICLE XIV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE V

The Corporation shall have perpetual existence.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and Stockholders in accordance with the applicable provisions of Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this certificate on February     , 2003.

Corio, Inc.

By:
George Kadifa President and Chief Executive Officer

A6-4

APPENDIX A-7
(Form for one-for-eight reverse stock split)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CORIO, INC.
a Delaware Corporation

(Originally incorporated on September 1, 1998 under the name “Continuity, Inc.”)

ARTICLE I

The name of this Corporation is Corio, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. Each share of Common Stock shall have a par value of $0.001 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock this Corporation shall have authority to issue is 200,000,000, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,000,000.

Effective 12:01 a.m. on February     , 2003 (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one-eighth ( 1/8) of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price

A7-1

of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

The Preferred Stock initially shall be undesignated as to series. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is also authorized to fix the number of shares of each such series of Preferred Stock. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion, if applicable, of the Preferred Stock.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

The number of directors which constitute the whole Board of Directors of the Corporation shall be fixed exclusively by one or more resolution adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting.

ARTICLE VII

The number of directors of the Corporation shall number not less than six and not more than nine and such number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws or amendment thereof duly adopted by the Board of Directors or by the stockholders.

A7-2

ARTICLE VIII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to limit the personal liability of its directors for breach of fiduciary duty, and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of director liability, then for purposes of California law the personal liability of a director to the Corporation or its stockholders for monetary damages shall be limited to the fullest extent permitted by California law.

Any repeal or modification of the foregoing provisions of this Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

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Any repeal or modification of any of the foregoing provisions of this Article XI, by amendment of this Article XI or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XII

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XIII

Section 1.    Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

Section 2.    Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by either (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation or (iv) the President of the Corporation.

ARTICLE XIV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE V

The Corporation shall have perpetual existence.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and Stockholders in accordance with the applicable provisions of Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this certificate on February     , 2003.

Corio, Inc.

By:
George Kadifa President and Chief Executive Officer

A7-4

APPENDIX A-8
(Form for one-for-nine reverse stock split)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CORIO, INC.
a Delaware Corporation

(Originally incorporated on September 1, 1998 under the name “Continuity, Inc.”)

ARTICLE I

The name of this Corporation is Corio, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. Each share of Common Stock shall have a par value of $0.001 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock this Corporation shall have authority to issue is 200,000,000, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,000,000.

Effective 12:01 a.m. on February     , 2003 (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one-ninth ( 1/9) of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price

A8-1

of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

The Preferred Stock initially shall be undesignated as to series. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is also authorized to fix the number of shares of each such series of Preferred Stock. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion, if applicable, of the Preferred Stock.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

The number of directors which constitute the whole Board of Directors of the Corporation shall be fixed exclusively by one or more resolution adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting.

ARTICLE VII

The number of directors of the Corporation shall number not less than six and not more than nine and such number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws or amendment thereof duly adopted by the Board of Directors or by the stockholders.

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ARTICLE VIII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to limit the personal liability of its directors for breach of fiduciary duty, and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of director liability, then for purposes of California law the personal liability of a director to the Corporation or its stockholders for monetary damages shall be limited to the fullest extent permitted by California law.

Any repeal or modification of the foregoing provisions of this Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

A8-3

Any repeal or modification of any of the foregoing provisions of this Article XI, by amendment of this Article XI or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XII

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XIII

Section 1.    Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

Section 2.    Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by either (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation or (iv) the President of the Corporation.

ARTICLE XIV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE V

The Corporation shall have perpetual existence.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and Stockholders in accordance with the applicable provisions of Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this certificate on February     , 2003.

Corio, Inc.

By:
George Kadifa President and Chief Executive Officer

A8-4

APPENDIX A-9
(Form for one-for-ten reverse stock split)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CORIO, INC.
a Delaware Corporation

(Originally incorporated on September 1, 1998 under the name “Continuity, Inc.”)

ARTICLE I

The name of this Corporation is Corio, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. Each share of Common Stock shall have a par value of $0.001 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock this Corporation shall have authority to issue is 200,000,000, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,000,000.

Effective 12:01 a.m. on February     , 2003 (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one-tenth ( 1/10) of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price

A9-1

of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

The Preferred Stock initially shall be undesignated as to series. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is also authorized to fix the number of shares of each such series of Preferred Stock. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion, if applicable, of the Preferred Stock.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

The number of directors which constitute the whole Board of Directors of the Corporation shall be fixed exclusively by one or more resolution adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting.

ARTICLE VII

The number of directors of the Corporation shall number not less than six and not more than nine and such number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws or amendment thereof duly adopted by the Board of Directors or by the stockholders.

A9-2

ARTICLE VIII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to limit the personal liability of its directors for breach of fiduciary duty, and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of director liability, then for purposes of California law the personal liability of a director to the Corporation or its stockholders for monetary damages shall be limited to the fullest extent permitted by California law.

Any repeal or modification of the foregoing provisions of this Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

A9-3

Any repeal or modification of any of the foregoing provisions of this Article XI, by amendment of this Article XI or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XII

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XIII

Section 1.    Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

Section 2.    Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by either (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation or (iv) the President of the Corporation.

ARTICLE XIV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE V

The Corporation shall have perpetual existence.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and Stockholders in accordance with the applicable provisions of Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this certificate on February     , 2003.

Corio, Inc.

By:
George Kadifa President and Chief Executive Officer

A9-4

PROXY FOR THE
CORIO, INC.
SPECIAL MEETING OF STOCKHOLDERS

Wednesday, February 12, 2003
10:00 a.m.

CORIO, INC.
959 SKYWAY ROAD, SUITE 100
SAN CARLOS, CALIFORNIA 94070

This proxy is solicited on behalf of the board of directors for use at the Special Meeting of Stockholders on February 12, 2003.

The undersigned stockholder of Corio, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated January 17, 2003, and hereby appoints George Kadifa and Brett White, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Special Meeting of Stockholders of Corio, Inc. to be held on February 12, 2003 at 10:00 a.m., local time, at our headquarters, located at 959 Skyway Road, Suite 100, San Carlos, California, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: FOR THE PROPOSAL AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE
AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

COMPANY # __________

CONTROL # __________

THERE ARE THREE WAYS TO VOTE YOUR PROXY.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote By Phone — Toll Free — 1-800-240-6326 — QUICK***EASY***IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on February 11, 2003.

•	You will be prompted to enter your 3-digit company number and your 7-digit control number, which are located above.

•	Follow the simple instructions.

Vote By Internet — http://www.eproxy.com/crio/ — QUICK***EASY***IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on February 11, 2003.

•	You will be prompted to enter your 3-digit company number and your 7-digit control number, which are located above, to obtain your records and create an electronic ballot.

Vote By Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Corio, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-9397.

If you vote by phone or the Internet, please do not mail your proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND
A “FOR” VOTE ON THE ITEM BELOW

Proposal to approve a series of amendments to Corio’s amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of Corio’s common stock, whereby each outstanding 2, 3, 4, 5, 6, 7, 8, 9 or 10 shares would be combined and converted into one share of common stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all such amendments as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by Corio’s board of directors.
FOR ☐	AGAINST ☐	ABSTAIN ☐

IN THEIR DISCRETION, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR,
IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.

I plan to attend the Special Meeting ☐

Address Change?

Mark Box ☐

Indicate changes below:

Date ___________________________________________

________________________________________________

________________________________________________
Signature(s) in Box

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.